                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: January 27, 2003
(Date of earliest event reported)

Commission File No. 333-101500



                           Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------


        Delaware                                       36-4514369
--------------------------------------------------------------------------------
(State of Incorporation)                 (I.R.S. Employer Identification No.)



    201 North Tryon Street, Charlotte, North Carolina                28255
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Address of principal executive offices                            (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.    Other Events
           ------------

           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.





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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
----------                      ------------
   (99)                         Computational Materials
                                prepared by Banc of America
                                Securities LLC in connection
                                with Banc of America Alternative
                                Loan Trust 2003-1 Mortgage Pass-Through
                                Certificates, Series 2003-1





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       Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


January 27, 2003

                                                   By:    /s/ Judy Lowman
                                                        ------------------------
                                                        Judy Lowman
                                                        Vice President





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                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.      Description                                    Electronic (E)
-----------      -----------                                    --------------

   (99)          Computational Materials                              P
                 prepared by Banc of America
                 Securities LLC in connection
                 with Banc of America Alternative
                 Loan Trust 2003-1 Mortgage Pass-
                 Through Certificates, Series 2003-1



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